                                                                   Exhibit(e)(5)

SERVICE REQUEST

          P L A T I N U M
       Investors/SM/ PLUS
AIG AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------

Platinum Investor Plus -- Fixed Option
     .    Division 301 - AGL Declared FixedInterest Account

Platinum Investor Plus -- Variable Divisions

AIM Variable Insurance Funds
     .    Division 316 - AIM V.I. International Growth
     .    Division 317 - AIM V.I. Premier Equity

The Alger American Fund
     .    Division 368 - Alger American Leveraged AIICap
     .    Division 367 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.
     .    Division 318 - VP Value

Ayco Series Trust
     .    Division 326 - Ayco Growth

Credit Suisse Trust
     .    Division 356 - Small Cap Growth

Dreyfus Investment Portfolios
     .    Division 329 - MidCap Stock

Dreyfus Variable Investment Fund
     .    Division 327 - Quality Bond
     .    Division 328 - Developing Leaders

Fidelity Variable Insurance Products Fund
     .    Division 333 - VIP Asset Manager
     .    Division 332 - VIP Contrafund
     .    Division 330 - VIP Equity-Income
     .    Division 331 - VIP Growth
     .    Division 362 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust
     .    Division 363 - Franklin Small Cap Value Securities
     .    Division 357 - Franklin U.S. Government
     .    Division 358 - Mutual Shares Securities
     .    Division 359 - Templeton Foreign Securities

Janus Aspen Series
     .    Division 334 - International Growth
     .    Division 336 - Mid Cap Growth
     .    Division 335 - Worldwide Growth

J.P Morgan Series Trust II
     .    Division 366 - JPMorgan Mid Cap Value
     .    Division 337 - JPMorgan Small Company

MFS Variable Insurance Trust
     .    Division 340 - MFS Capital Opportunities
     .    Division 338 - MFS Emerging Growth
     .    Division 341 - MFS New Discovery
     .    Division 339 - MFS Research

Neuberger Berman Advisers Manaqement Trust
     .    Division 342 - Mid-Cap Growth

Oppenheimer Variable Account Funds
     .    Division 365 - Oppenheimer Global Securities
     .    Division 364 - Oppenheimer Multiple Strategies

PIMCO Variable Insurance Trust
     .    Division 344 - PIMCO Real Return
     .    Division 343 - PIMCO Short-Term
     .    Division 345 - PIMCO Total Return

Putnam Variable Trust
     .    Division 346 - Putnam VT Diversified Income
     .    Division 347 - Putnam VT Growth and Income
     .    Division 348 - Putnam VT Int'l Growth and Income

SAFECO Resource Series Trust
     .    Division 349 - Equity
     .    Division 350 - Growth Opportunities

SunAmerica Series Trust
     .    Division 361 - Aggressive Growth
     .    Division 360 - SunAmerica Balanced

The Universal Institutional Funds, Inc.
     .    Division 351 - Equity Growth
     .    Division 352 - High Yield

VALIC Company I
     .    Division 319 - International Equities
     .    Division 320 - Mid Cap Index
     .    Division 321 - Money Market I
     .    Division 322 - Nasdaq-100 Index
     .    Division 325 - Science & Technology
     .    Division 324 - Small Cap Index
     .    Division 323 - Stock Index

Vanguard Variable Insurance Fund
     .    Division 353 - High Yield Bond
     .    Division 354 - REIT Index

Van Kampen Life Investment Trust
     .    Division 355 - Growth & Income

AGLC 100182 REV0403

[LOGO] American General                                                                            Variable Universal Life Insurance
                                                                                                                     Service Request
                                                                                     American General Life Insurance Company ("AGL")
                                                                                        Member of American International Group, Inc.
                                                                                                Complete and return this request to:
                                                           Variable Universal Life Operations, P.O. Box 4880, Houston, TX 77210-4880
                                                                                (888) 325-9315 or (713) 831-3443 . Fax (887)445-3098
                                                                                               . Hearing Impaired/TDD: (888)436-5258

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[ ] POLICY                       1.  POLICY #:                                    INSURED:
    IDENTIFICATION                             ---------------------------------           ------------------------------

  COMPLETE THIS SECTION              ADDRESS:                                                               New Address (yes) (no)
    FOR ALL REQUESTS.                         -------------------------------------------------------------

                                     Primary Owner (If other than an insured):
                                                                               ----------------------------

                                     Address:                                                               New Address (yes) (no)
                                               ------------------------------------------------------------

                                     Primary Owner's S.S. No. or Tax I.D. No.                 Phone Number: (  )      -
                                                                             ----------------                   ------  ------------

                                     Joint Owner (If applicable):
                                                                  -----------------------------------------

                                     Address:                                                               New Address (yes) (no)
                                             --------------------------------------------------------------

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[ ] NAME                         2.  Change Name Of: (Circle One)  Insured  Owner  Payor  Beneficiary
    CHANGE
                                     Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
   Complete this section if the
 name of one of the Contingent       ------------------------------------------------         --------------------------------------
   Insureds, Owner, Payor
  or Beneficiary has changed.        Reason for Change: (Circle One)Marriage  Divorce  Correction  Other(Attach copy of legal proof)
   (Please note, this does not
  change the Contingent Insureds,
  Owner, Payor or Beneficiary
         designation).
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[ ]  CHANGE IN                   3.  INVESTMENT DIVISION                                     PREM%     DED %
     ALLOCATION
     PERCENTAGES                     AIM Variable Insurance Funds
                                     (316) AIM V.I. International Growth                    _______   _______
Use this section to indicate         (317) AIM V.I. Premier Equity                          _______   _______
 how premiums or monthly             The Alger American Fund
       deductions are to be          (368) Alger American Leveraged AllCap                  _______   _______
  allocated. Total allocation in     (367) Alger American MidCap Growth                     _______   _______
    each column must equal           American Century Variable Portfolios, Inc.
    100%; whole numbers only.        (318) VP Value                                         _______   _______
                                     Ayco Series Trust
  Ayco Series Trust is not           (326) Ayco Growth                                        NA      _______
    available for premium            Credit Suisse Trust
         allocations.                (356) Small Cap Growth                                 _______   _______
                                     Dreyfus Investment Portfolios
    SAFECO Resource Series           (329) MidCap Stock                                     _______   _______
  Trust is available only for        Dreyfus Variable Investment Fund
   owners who had allocations        (327) Quality Bond                                     _______   _______
    before 5/1/03 (even if the       (328) Developing Leaders                               _______   _______
      owner had no SAFECO            Fidelity Variable Insurance Products Fund
     balance as of 5-1-03).          (333) VIP Asset Manager                                _______   _______
                                     (332) VIP Contrafund                                   _______   _______
                                     (330) VIP Equity-Income                                _______   _______
                                     (331) VIP Growth                                       _______   _______
                                     (362) VIP Mid Cap                                      _______   _______
                                     Franklin Templeton Variable Insurance Products Trust
                                     (363) Franklin Small Cap Value Securities              _______   _______
                                     (357) Franklin U.S. Government                         _______   _______
                                     (358) Mutual Shares Securities                         _______   _______
                                     (359) Templeton Foreign Securities                     _______   _______
                                     Janus Aspen Series
                                     (334) International Growth                             _______   _______
                                     (336) Mid Cap Growth                                   _______   _______
                                     (335) Worldwide Growth                                 _______   _______
                                     J.P. Morgan Series Trust II
                                     (366) JPMorgan Mid Cap Value                           _______   _______
                                     (337) JPMorgan Small Company                           _______   _______
                                     MFS Variable Insurance Trust
                                     (340) MFS Capital Opportunities                        _______   _______
                                     (338) MFS Emerging Growth                              _______   _______
                                     (341) MFS New Discovery                                _______   _______
                                     (339) MFS Research                                     _______   _______
                                     Neuberger Berman Advisers Management Trust
                                     (342) Mid-Cap Growth                                   _______   _______
                                     Oppenheimer Variable Account Funds
                                     (365) Oppenheimer Global Securities                    _______   _______
                                     (364) Oppenheimer Multiple Strategies                  _______   _______
                                     PIMCO Variable Insurance Trust
                                     (344) PIMCO Real Return                                _______   _______
                                     (343) PIMCO Short-Term                                 _______   _______
                                     (345) PIMCO Total Return                               _______   _______
                                     Putnam Variable Trust
                                     (346) Putnam VT Diversified Income                     _______   _______
                                     (347) Putnam VT Growth and Income                      _______   _______
                                     (348) Putnam VT Int'l Growth and Income                _______   _______
                                     SAFECO Resource Series Trust
                                     (349) Equity                                           _______   _______
                                     (350) Growth Opportunities                             _______   _______
                                     SunAmerica Series Trust
                                     (361) Aggressive Growth                                _______   _______
                                     (360) SunAmerica Balanced                              _______   _______
                                     The Universal Institutional Funds, Inc.
                                     (351) Equity Growth                                    _______   _______
                                     (352) High Yield                                       _______   _______
                                     VALIC Company I
                                     (319) International Equities                           _______   _______
                                     (320) Mid Cap Index                                    _______   _______
                                     (321) Money Market I                                   _______   _______
                                     (322) Nasdaq-100 Index                                 _______   _______
                                     (325) Science and Technology                           _______   _______
                                     (324) Small Cap Index                                  _______   _______
                                     (323) Stock Index                                      _______   _______
                                     Vanguard Variable Insurance Fund
                                     (353) High Yield Bond                                  _______   _______
                                     (354) REIT Index                                       _______   _______
                                     Van Kampen Life Investment Trust
                                     (355) Growth & Income                                  _______   _______
                                     Other:_____________________________________            _______   _______
                                     (301) AGL Declared Fixed Interest Account              _______   _______
                                                                                              100%      100%

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AGLC 100182 REV0403

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[ ] MODE OF PREMIUM              4.  Indicate frequency and premium amount desired: $_________ Annual $_________ Semi-Annual
    PAYMENT/BILLING
    METHOD CHANGE

 Use this section to change the      $_________ Quarterly                           $_________ Monthly (Bank Draft Only)
 billing frequency and/or method
    of premium payment. Note,        Indicate billing method desired:        Direct Bill       Pre-Authorized Bank Draft (attach
 however, that AGL will not bill                                      ------             -----
  you on a direct monthly basis.     a Bank Draft Authorization Form and "Void" Check)
  Refer to your policy and its
  related prospectus for further      Start Date:     /    /
     information concerning                      ----- ---- ----
   minimum premiums and billing
            options.

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[ ] LOST POLICY                  5.  I/we hereby certify that the policy of insurance for the listed policy has been     LOST
    CERTIFICATE                                                                                                      ---      ----
                                     DESTROYED       OTHER.
Complete this section if applying              -----
for a Certificate of Insurance or    Unless I/we have directed cancellation of the policy, I/we request that a:
  duplicate policy to replace a
 lost or misplaced policy. If a                          Certificate of Insurance at no charge
 full duplicate policy is being                 --------
requested, a check or money order                        Full duplicate policy at a charge of $25
 for $25 payable to AGL must be                 --------
  submitted with this request.       be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to AGL for cancellation.

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[ ] DOLLAR COST                  6.  Designate the day of the month for transfers:       (choose a day from 1-28)
    AVERAGING                                                                      ------
                                     Frequency of transfers (check one):     Monthly     Quarterly       Semi-Annually      Annually
     ($5,000 minimum initial                                             ----        ----           ----               ----
accumulation value) An amount may    I want: $_______ ($100 minimum) taken from the Money Market I Division and transferred to the
be deducted periodically from the    following Divisions:
   Money Market I Division and
   placed in one or more of the      AIM Variable Insurance Funds
    Divisions listed. The AGL        (316) AIM V.I. International Growth                    $________
 Declared Fixed Interest Account     (317) AIM V.I. Premier Equity                          $________
 is not available for Dollar Cost    The Alger American Fund
 Averaging. Please refer to the      (368) Alger American Leveraged AllCap                  $________
 prospectus for more information     (367) Alger American MidCap Growth                     $________
  on the Dollar Cost Averaging       American Century Variable Portfolios, Inc.
     Option. Note: Automatic         (318) VP Value                                         $________
Rebalancing is not available in      Credit Suisse Trust
    the Dollar Cost Averaging        (356) Small Cap Growth                                 $________
         Option is chosen.           Dreyfus Investment Portfolios
                                     (329) MidCap Stock                                     $________
 SAFECO Resource Series Trust is     Dreyfus Variable Investment Fund
available only for owners who had    (327) Quality Bond                                     $________
 allocations before 5/1/03 (even     (328) Developing Leaders                               $________
    if the owner had no SAFECO       Fidelity Variable Insurance Products Fund
      balance as of 5-1-03).         (333) VIP Asset Manager                                $________
                                     (332) VIP Contrafund                                   $________
                                     (330) VIP Equity-Income                                $________
                                     (331) VIP Growth                                       $________
                                     (362) VIP Mid Cap                                      $________
                                     Franklin Templeton Variable Insurance Products Trust
                                     (363) Franklin Small Cap Value Securities              $________
                                     (357) Franklin U.S. Government                         $________
                                     (358) Mutual Shares Securities                         $________
                                     (359) Templeton Foreign Securities                     $________
                                     Janus Aspen Series
                                     (334) International Growth                             $________
                                     (336) Mid Cap Growth                                   $________
                                     (335) Worldwide Growth                                 $________
                                     J.P. Morgan Series Trust II
                                     (366) JPMorgan Mid Cap Value                           $________
                                     (337) JPMorgan Small Company                           $________
                                     MFS Variable Insurance Trust
                                     (340) MFS Capital Opportunities                        $________
                                     (338) MFS Emerging Growth                              $________
                                     (341) MFS New Discovery                                $________
                                     (339) MFS Research                                     $________
                                     Neuberger Berman Advisers Management Trust
                                     (342) Mid-Cap Growth                                   $________
                                     Oppenheimer Variable Account Funds
                                     (365) Oppenheimer Global Securities                    $________
                                     (364) Oppenheimer Multiple Strategies                  $________
                                     PIMCO Variable Insurance Trust
                                     (344) PIMCO Real Return                                $________
                                     (343) PIMCO Short-Term                                 $________
                                     (345) PIMCO Total Return                               $________
                                     Putnam Variable Trust
                                     (346) Putnam VT Diversified Income                     $________
                                     (347) Putnam VT Growth and Income                      $________
                                     (348) Putnam VT Int'l Growth and Income                $________
                                     SAFECO Resource Series Trust
                                     (349) Equity                                           $________
                                     (350) Growth Opportunities                             $________
                                     SunAmerica Series Trust
                                     (361) Aggressive Growth                                $________
                                     (360) SunAmerica Balanced                              $________
                                     The Universal Institutional Funds, Inc.
                                     (351) Equity Growth                                    $________
                                     (352) High Yield                                       $________
                                     VALIC Company I
                                     (319) International Equities                           $________
                                     (320) Mid Cap Index                                    $________
                                     (321) Money Market 1                                   $________
                                     (322) Nasdaq-100 Index                                 $________
                                     (325) Science & Technology                             $________
                                     (324) Small Cap Index                                  $________
                                     (323) Stock Index                                      $________
                                     Vanguard Variable Insurance Fund
                                     (353) High Yield Bond                                  $________
                                     (354) REIT Index                                       $________
                                     Van Kampen Life Investment Trust
                                     (355) Growth & Income                                  $________
                                     Other:____________________________________             $________

                                     ________ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.

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AGLC 100182 REV0403

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[ ] AUTOMATIC                    7.  Indicate frequency:            Quarterly            Semi-Annually             Annually
    REBALANCING                                         -----------           ----------              ------------

($5,000 minimum accumulation                        (Division Name or Number)                    (Division Name or Number)
 value) Use this section to
apply for or make changes to         ___________%:_____________________________   ___________%: _________________________________
  Automatic Rebalancing of
   the variable divisions.           ___________%:_____________________________   ___________%: _________________________________
     Please refer to the
     prospectus for more             ___________%:_____________________________   ___________%: _________________________________
information on the Automatic
     Rebalancing Option.             ___________%:_____________________________   ___________%: _________________________________
 Note: Dollar Cost Averaging
   is not available if the           ___________%:_____________________________   ___________%: _________________________________
    Automatic Rebalancing
      Option is chosen.              ___________%:_____________________________   ___________%: _________________________________

Ayco Series Trust and SAFECO         ___________%:_____________________________   ___________%: _________________________________
  Resource Series Trust new
  Automatic Rebalancing may          ___________%:_____________________________   ___________%: _________________________________
       be restricted.
                                     ___________%:_____________________________   ___________%: _________________________________

                                     ___________%:_____________________________   ___________%: _________________________________

                                     ___________%:_____________________________   ___________%: _________________________________

                                     ___________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

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[ ] TELEPHONE                    8.  I (/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer
    PRIVILEGE                        values among the Variable Divisions and AGL Declared Fixed Interest Account and to change
    AUTHORIZATION                    allocations for future purchase payments and monthly deductions.

  Complete this section if           Initial the designation you prefer:
  you are applying for or
      revoking current                          Policy Owner(s) only - If Joint Owners, either one acting independently.
   telephone privileges.             ----------

                                                Policy Owner(s) or Agent/Registered Representative who is appointed to represent
                                     ----------
                                     AGL and the firm authorized to service my policy.

                                     AGL and any non-owner designated by this authorization will not be responsible for any claim, loss or expense based upon telephone transfer or allocation instructions received and acted upon in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers or allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from the receipt of the confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at the address printed on the top of this service request form.

                                     __________ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE                  9.  Name of Insured for whom this correction is submitted:
                                                                                           --------------------------------
Use this section to correct          Correct DOB:       /       /
   the age of any person                         ------  ------  ------
 covered under this policy.
 Proof of the correct date
of birth must accompany this
          request.

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[ ] TRANSFER OF                  10.                                      (Division Name or Number)    (Division Name or Number)
    ACCUMULATED
    VALUES                           Transfer $________ or _________% from _________________________ to _________________________.

Use this section if you want         Transfer $________ or _________% from _________________________ to _________________________.
   to move money between
   divisions. The minimum            Transfer $________ or _________% from _________________________ to _________________________.
  amount for transfers is
 $500.00. Withdrawals from           Transfer $________ or _________% from _________________________ to _________________________.
   the AGL Declared Fixed
   Interest Account to a             Transfer $________ or _________% from _________________________ to _________________________.
 Variable Division may only
 be made within the 60 days          Transfer $________ or _________% from _________________________ to _________________________.
      after a contract
 anniversary. See transfer           Transfer $________ or _________% from _________________________ to _________________________.
  limitations outlined in
 prospectus. If a transfer           Transfer $________ or _________% from _________________________ to _________________________.
 causes the balance in any
division to drop below $500,         Transfer $________ or _________% from _________________________ to _________________________.
 AGL reserves the right to
   transfer the remaining            Transfer $________ or _________% from _________________________ to _________________________.
  balance. Amounts to be
   transferred should be
   indicated in dollar or
    percentage amounts,
  maintaining consistency
        throughout.

Ayco Series Trust and SAFECO
 Resource Series Trust new
transfers may be restricted.

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AGLC 100182 REV0403

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[ ] REQUEST FOR                  11.          I request a partial surrender of $________ or ______% of the net cash surrender value.
    PARTIAL                          --------
    SURRENDER/                                I request a loan in the amount of $______________.
    POLICY LOAN                      --------
                                              I request the maximum loan amount available from my policy.
 Use this section to apply           --------
for a partial surrender from
   or policy loan against            Unless you direct otherwise below, proceeds are allocated according to the deduction
policy values. For detailed          allocation percentages in effect, if available; otherwise they are taken pro-rata from the AGL
information concerning these         Declared Fixed Interest Account and Variable Divisions in use.
two options please refer to
 you policy and its related
prospectus. If applying for             ------------------------------------------------------------------------------------------
a partial surrender, be sure
 to complete the Notice of              ------------------------------------------------------------------------------------------
Withholding section of this
Service Request in addition             ------------------------------------------------------------------------------------------
      to this section.

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[ ] NOTICE OF                    12. The taxable portion of the distribution you receive from your visible universal life
    WITHHOLDING                      insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of
Complete this section if you         residence. You may elect not to have withholding apply by checking the appropriate box
 have applied for a partial          below. If you elect not to have withholding apply to your distribution or if you do not
  surrender in Section 11.           have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                     Check one:       I do want income tax withheld from this distribution.
                                                -----
                                                      I do not want income tax withheld from this distribution.
                                                -----

                                     If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

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[ ] AFFIRMATION/                 10. --------------------------------------------------------------------------------------
    SIGNATURE                        CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject
   Complete this section             to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.
     for ALL requests.
                                     The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
                                     --------------------------------------------------------------------------------------

                                     Dated at                               this         day of                      ,             .
                                              -----------------------------      -------       ----------------------  -----------
                                              CITY, STATE


                                     X                                                     X
                                     -------------------------------------------------     -----------------------------------------
                                       SIGNATURE OF OWNER                                    SIGNATURE OF WITNESS


                                     X                                                     X
                                     -------------------------------------------------     -----------------------------------------
                                       SIGNATURE OF JOINT OWNER                              SIGNATURE OF WITNESS


                                     X                                                     X
                                     -------------------------------------------------     -----------------------------------------
                                       SIGNATURE OF ASSIGNEE                                 SIGNATURE OF WITNESS

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AGLC 100182 REV0403